                                                                                                EXECUTION COPY

                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                             as Purchaser,

                                                          GMAC MORTGAGE, LLC,

                                                        as Seller and Servicer,

                                               WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                                              as Seller,

                                                GMACM HOME EQUITY LOAN TRUST 2007-HE1,

                                                              as Issuer,

                                                                  and

                                               THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                                         as Indenture Trustee

                                             ____________________________________________

                                                   MORTGAGE LOAN PURCHASE AGREEMENT
                                             ____________________________________________

                                                      Dated as of March 29, 2007

ARTICLE I DEFINITIONS 3

ARTICLE V SERVICING   21

EXHIBIT 1 MORTGAGE LOAN SCHEDULE.....................................................................Exhibit 1-B-1

EXHIBIT 2 FORM OF SUBSEQUENT TRANSFER AGREEMENT........................................................Exhibit 2-1

EXHIBIT 2 FORM OF ADDITION NOTICE .....................................................................Exhibit 3-1

         This Mortgage Loan Purchase  Agreement (the  “Agreement”),  dated as of March 29, 2007, is made among GMAC  Mortgage,  LLC, as seller (“GMACM”) and as servicer (in such capacity,  the  “Servicer”),  Walnut Grove Mortgage Loan Trust 2003-A,  as seller  (“WG Trust
2003” and,  together with GMACM,  each a “Seller” and  collectively,  the “Sellers”),  Residential  Asset Mortgage  Products,  Inc., as
purchaser (the “Purchaser”),  GMACM Home Equity Loan Trust 2007-HE1, as issuer (the “Issuer”),  and The Bank of New York Trust Company,
N.A., as indenture trustee (the “Indenture Trustee”).

                                                              WITNESSETH:

         WHEREAS,  GMACM, in the ordinary  course of its business  acquires and originates home equity loans and acquired or originated all of the home equity loans listed on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the “Initial Mortgage Loans”);

         WHEREAS,  GMACM sold a portion of the Initial  Mortgage Loans (the “WG Trust 2003 Initial Mortgage Loans”) and intends to sell a portion of the  Subsequent  Mortgage Loans to be sold by WG Trust 2003  hereunder,  to Walnut Grove  Funding,  LLC (“Walnut  Grove”),
pursuant to a Mortgage Loan Purchase  Agreement (the “Walnut Grove  Purchase  Agreement”),  dated as of January 31,  2003 (each date of sale, a “Prior  Transfer Date”) among Walnut Grove, as purchaser,  GMACM,  as seller,  WG Trust 2003, as Issuer and Bank One,  National
Association, as trustee;

         WHEREAS,  Walnut Grove sold the WG Trust 2003 Initial Mortgage Loans to WG Trust 2003 pursuant to a Trust Agreement,  dated as of January 31, 2003, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

         WHEREAS,  GMACM owns the Cut-Off Date Principal  Balances and the Related  Documents for the portion of Initial Mortgage Loans identified on the Mortgage Loan Schedule  attached as Exhibit 1-A hereto (the “GMACM  Initial  Mortgage  Loans”),  including  rights to
(a) any property  acquired by foreclosure or deed in lieu of foreclosure or otherwise,  and (b) the proceeds of any insurance  policies covering the GMACM Initial Mortgage Loans;

         WHEREAS,  WG Trust  2003 owns the Cut-Off Date  Principal  Balances and the Related  Documents  for the WG Trust  2003 Initial
Mortgage  Loans  identified  on the Mortgage  Loan  Schedule-B  attached as Exhibit 1-B hereto,  including  rights to (a) any  property acquired by  foreclosure  or deed in lieu of  foreclosure or otherwise,  and (b) the  proceeds of any insurance  policies  covering the
WG Trust 2003 Initial Mortgage Loans;

         WHEREAS,  the parties  hereto desire that: (i) GMACM sell the Cut-Off Date  Principal  Balances of the GMACM Initial  Mortgage
Loans to the Purchaser on the Closing Date pursuant to the terms of this  Agreement  together  with the Related  Documents  relating to the GMACM Initial  Mortgage Loans created on or after the Cut-Off Date, (ii) WG Trust 2003 sell the Cut-Off Date Principal  Balances of the WG Trust 2003 Initial  Mortgage  Loans to the Purchaser on the Closing Date pursuant to the terms of this  Agreement  together with the Related  Documents  relating to the WG Trust 2003 Initial  Mortgage  Loans created on or after the Cut-Off Date,  (iii) the Sellers may sell  Subsequent  Mortgage  Loans to the Issuer on one or more  Subsequent  Transfer  Dates  pursuant  to the terms of the  related
Subsequent  Transfer Agreement,  and (iv) the related Seller and GMACM make certain  representations and warranties on the Closing Date and on each Subsequent Transfer Date;

                                                                     2

         WHEREAS,  pursuant to the Trust  Agreement,  the Purchaser will sell the Initial Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

         WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

         Section 1.1       Definitions.  For all purposes of this Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the
Definitions  contained  in  Appendix  A to the  indenture  dated as of March 29,  2007 (the  “Indenture”),  between  the Issuer and the
Indenture  Trustee,  which is  incorporated  by  reference  herein.  All other  capitalized  terms used herein  shall have the meanings specified herein.

         Section 1.2       Other  Definitional  Provisions.  All terms defined in this Agreement  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         As used in this Agreement and in any certificate or other document made or delivered  pursuant  hereto or thereto,  accounting terms not defined in this  Agreement  or in any such  certificate  or other  document,  and  accounting  terms  partly  defined in this
Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective  meanings given to them under generally  accepted  accounting  principles.  To the extent that the definitions of accounting  terms in this Agreement or in any such certificate or other document are inconsistent  with the meanings of such terms under generally  accepted  accounting  principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         The words  “hereof,”  “herein,”  “hereunder”  and words of similar  import  when used in this  Agreement  shall  refer to this
Agreement  as a whole and not to any  particular  provision  of this  Agreement;  Section  and  Exhibit  references  contained  in this
Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise  specified;  the term “including” shall mean
“including  without  limitation”;  “or” shall include “and/or”;  and the term “proceeds” shall have the meaning ascribed thereto in the
UCC.

                                                                     3

         The  definitions  contained in this  Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         Any  agreement,  instrument  or statute  defined or  referred  to herein or in any  instrument  or  certificate  delivered  in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented  and includes
(in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                                              ARTICLE II

                                             SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

         Section 2.1       Sale of Initial Mortgage Loans.

                  (a) GMACM,  by the  execution  and delivery of this  Agreement,  does hereby sell,  assign,  set over,  and otherwise convey to the Purchaser,  without recourse, all of its right, title and interest in, to and under the following,  wherever located: (i)
the GMACM Initial  Mortgage Loans  (including the Cut-Off Date  Principal  Balances of the GMACM Initial  Mortgage Loans now existing), all interest  accruing  thereon,  all monies due or to become due thereon,  and all collections in respect thereof received on or after the Cut-Off Date (other than interest  thereon in respect of any period prior to the Cut-Off  Date);  (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Mortgage Loans; and (iii) all proceeds of the foregoing.

                  (b) Reserved.

                  (c) WG Trust 2003,  by the  execution  and  delivery of this  Agreement,  does hereby  sell,  assign,  set over,  and otherwise  convey to the  Purchaser,  without  recourse,  all of its right,  title and  interest  in, to and under the  following,  and wherever  located:  (i) the WG Trust Initial Mortgage Loans  (including the Cut-Off Date Principal  Balances of the WG Initial Mortgage
Loans now existing),  all interest  accruing thereon,  all monies due or to become due thereon,  and all collections in respect thereof received on or after the Cut-Off Date (other than  interest  thereon in respect of any period prior to the Cut-Off  Date);  (ii) the WG
Trust 2003’s interest in any insurance  policies in respect of the WG Trust 2003 Initial  Mortgage Loans; and (iii) all proceeds of the foregoing.

                  (d) In connection  with the  conveyance  by GMACM of the GMACM Initial  Mortgage  Loans and any  Subsequent  Mortgage
Loans,  GMACM further agrees, at its own expense,  on or prior to the Closing Date with respect to the Principal  Balances of the GMACM
Initial  Mortgage Loans and on or prior to the related  Subsequent  Cut-Off Date in the case of such Subsequent  Mortgage Loans sold by it, to  indicate  in its books and records  that the GMACM  Initial  Mortgage  Loans have been sold to the  Purchaser  pursuant to this
Agreement,  and, in the case of the Subsequent  Mortgage Loans, to the Issuer pursuant to the related  Subsequent  Transfer  Agreement, and to deliver to the Purchaser true and complete  lists of all of the Mortgage  Loans sold by GMACM  specifying for each Mortgage Loan
(i) its  account number and (ii) its Cut-Off Date Principal  Balance or Subsequent  Cut-Off Date Principal  Balance.  The Mortgage Loan
Schedule  indicating  such  information  with  respect  to the  Mortgage  Loans sold by GMACM  shall be marked as  Exhibit  1-A to this
Agreement and is hereby incorporated into and made a part of this Agreement.

                                                                     4

                  (e) In connection  with the  conveyance by WG Trust 2003 of the WG Trust  Initial  Mortgage  Loans and any Subsequent
Mortgage  Loans,  such Seller  further  agrees,  at its own  expense,  on or prior to the Closing  Date with  respect to the  Principal
Balances  of such  WG Trust  Initial  Mortgage  Loans  and on or  prior  to the  related  Subsequent  Cut-Off  Date in the case of such
Subsequent  Mortgage Loans sold by it, to indicate in its books and records that the respective  WG Trust  Initial  Mortgage Loans have been sold to the Purchaser  pursuant to this  Agreement,  and, in the case of the Subsequent  Mortgage Loans, to the Issuer pursuant to the related  Subsequent  Transfer  Agreement.  GMACM, as Servicer of the Mortgage Loans sold by WG Trust 2003, agrees to deliver to the
Purchaser true and complete  lists of all of the Mortgage  Loans sold by each Seller  specifying for each Mortgage Loan (i) its account number and (ii) its Cut-Off  Date  Principal  Balance or  Subsequent  Cut-Off  Date  Principal  Balance.  The  Mortgage  Loan  Schedule
indicating such  information  with respect to the Mortgage Loans sold by WG Trust 2003 shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

                  (f) In connection  with the  conveyance  by GMACM of the GMACM Initial  Mortgage  Loans and any  Subsequent  Mortgage
Loans sold by it and the conveyance by WG Trust 2003 of the WG Trust Initial  Mortgage Loans and any Subsequent  Mortgage Loans sold by such  Seller,  GMACM  shall,  (A) with  respect to each  Mortgage  Loan,  on behalf of the  Purchaser  deliver to, and deposit with the
Custodian,  at least five (5) Business  Days before the Closing  Date in the case of an Initial  Mortgage  Loan,  and, on behalf of the
Issuer,  three (3) Business Days prior to the related Subsequent  Transfer Date in the case of a Subsequent Mortgage Loan, the original
Mortgage  Note endorsed or assigned  without  recourse in blank (which  endorsement  shall  contain  either an original  signature or a facsimile  signature of an authorized  officer of GMACM) or, with respect to any Mortgage  Loan as to which the original  Mortgage Note has been permanently lost or destroyed and has not been replaced,  a Lost Note Affidavit,  and any modification  agreement or amendment to such Mortgage Note and (B) except as provided in clause (A) with respect to the Mortgage  Notes,  deliver the Mortgage  Files to the
Servicer.

         Within  the time  period for the  review of each  Mortgage  Note set forth in Section  2.2 of the  Custodial  Agreement,  if a material defect in any Mortgage Note is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders,  the  Certificateholders or the Enhancer
in such Mortgage  Loan,  including  GMACM’s  failure to deliver the Mortgage Note to the Custodian on behalf of the Indenture  Trustee,
GMACM shall cure such defect,  repurchase the related Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute Loan therefor upon the same terms and  conditions set forth in Section 3.1 hereof for breaches of  representations  and warranties as to the
Mortgage  Loans,  provided  that a Seller shall have the option to substitute  an Eligible  Substitute  Loan or Loans for such Mortgage
Loan only if such  substitution  occurs within two years  following  the Closing Date. If a material  defect in any of the documents in the Mortgage File held by the Servicer is  discovered  which may  materially  and  adversely  affect the value of the related  Mortgage
Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage Loans),  the Noteholders,  the  Certificateholders  or the
Enhancer in such  Mortgage  Loan,  including  GMACM’s  failure to deliver such  documents  to the  Servicer on behalf of the  Indenture
Trustee,  GMACM shall cure such  defect,  repurchase  the related  Mortgage  Loan at the  Repurchase  Price or  substitute  an Eligible
Substitute  Loan  therefor  upon the same terms and  conditions  set forth in Section 3.1 hereof for  breaches of  representations  and warranties as to the Mortgage  Loans,  provided that a Seller shall have the option to substitute an Eligible  Substitute Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date.

                                                                     5

         Upon sale of the Initial  Mortgage Loans,  the ownership of each Mortgage Note, each related  Mortgage and the contents of the related  Mortgage File shall be vested in the  Purchaser  and the  ownership of all records and  documents  with respect to the Initial
Mortgage  Loans that are  prepared  by or that come into the  possession  of any  Seller,  as a seller of the  Initial  Mortgage  Loans hereunder or by GMACM in its capacity as Servicer under the Servicing  Agreement shall immediately vest in the Purchaser,  and shall be promptly  delivered to the Servicer in the case of the documents in  possession  of WG Trust 2003 and retained and  maintained in trust by GMACM as the Servicer  (except for the Mortgage  Notes,  which shall be retained by the Custodian) at the will of the Purchaser,  in such custodial  capacity only. Each Seller’s  records will accurately  reflect the sale of each Initial Mortgage Loan sold by it to the
Purchaser.

         The Purchaser hereby  acknowledges its acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 2.1.

                  (g) The  parties  hereto  intend  that the  transactions  set forth  herein  constitute  a sale by the Sellers to the
Purchaser of each of the Sellers’ right,  title and interest in and to their  respective  Initial  Mortgage Loans and other property as and to the extent  described  above.  In the event the  transactions  set forth herein are deemed not to be a sale,  each Seller hereby grants to the Purchaser a security  interest in all of such Seller’s right,  title and interest in, to and under all accounts,  chattel papers, general intangibles, contract rights, payment intangibles,  certificates of deposit, deposit accounts, instruments,  documents, letters of credit, money, advices of credit,  investment property,  goods and other property consisting of, arising under or related to the Initial  Mortgage Loans and such other property,  to secure all of such Seller’s  obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable  law. Each Seller agrees to take or cause to be taken such actions and to execute such documents,  including the filing of any  continuation  statements  with respect to the UCC-1  financing  statements filed with respect to the Initial  Mortgage Loans by the Purchaser on the Closing Date, and any amendments  thereto required to reflect a change in the name or corporate  structure  of such Seller or the filing of any  additional  UCC-1  financing  statements  due to the change in the  principal  office or  jurisdiction  of  incorporation  of such  Seller,  as are  necessary  to perfect  and  protect the
Purchaser’s  and its  assignees’  interests in each Initial  Mortgage Loan and the proceeds  thereof.  The Servicer shall file any such continuation statements on a timely basis.

                                                                     6

                  (h) In  connection  with the  assignment of any Mortgage Loan  registered on the MERS® System,  GMACM further  agrees that it will cause,  at GMACM’s own expense,  as soon as  practicable  after the Closing  Date,  the MERS® System to indicate that such
Mortgage Loan has been assigned by GMACM to the Indenture  Trustee in  accordance  with this  Agreement or the Trust  Agreement for the benefit of the  Noteholders  and the  Enhancer by  including  (or  deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the specific code which  identifies the Indenture  Trustee as the assignee of such Mortgage Loan and (b) the series  specific  code in the field “Pool Field” which  identifies  the series of the Notes issued in connection  with such Mortgage  Loans.  GMACM agrees that it will not alter the codes  referenced in this paragraph with respect to any
Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is  repurchased  in accordance  with the terms of this Agreement.

         Section 2.2       Sale of Subsequent Mortgage Loans.

                  (a) Subject to the conditions set forth in paragraphs  (b) and (c) below (the  satisfaction  of which (other than the conditions  specified in paragraphs  (b)(i),  (b)(ii) and (b)(iii))  shall be evidenced by an Officer’s  Certificate of GMACM dated the date of the related  Subsequent  Transfer Date), in consideration of the Issuer’s payment of the purchase price provided for in Section
2.3 on one or more  Subsequent  Transfer Dates using amounts on deposit in the  Pre-Funding  Account),  each Seller may, on the related
Subsequent  Transfer Date, sell,  transfer,  assign,  set over and convey without recourse to the Issuer but subject to the other terms and  provisions  of this  Agreement  all of the right,  title and  interest  of such  Seller in and to (i)  Subsequent  Mortgage  Loans identified on the related  Mortgage Loan Schedule  attached to the related  Subsequent  Transfer  Agreement  delivered by GMACM on such
Subsequent  Transfer Date,  (ii) all money due or to become due on such  Subsequent  Mortgage Loan and all  collections  received on or after the related Subsequent  Cut-Off Date and (iii) all items with respect to such Subsequent  Mortgage Loans to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files;  provided,  however,  that the Seller of a Subsequent  Mortgage
Loan  reserves  and retains all right,  title and  interest in and to  principal  received  and  interest  accruing on such  Subsequent
Mortgage  Loan prior to the related  Subsequent  Cut-Off  Date.  Any transfer to the Issuer by a Seller of  Subsequent  Mortgage  Loans
shall be  absolute,  and is  intended  by the  Issuer and such  Seller to  constitute  and to be  treated as a sale of such  Subsequent
Mortgage  Loans by such Seller to the Issuer.  In the event that any such  transaction  is deemed not to be a sale,  GMACM and WG Trust
2003, as the case may be, hereby grant to the Issuer as of each  Subsequent  Transfer Date a security  interest in all of such Seller’s right, title and interest in, to and under all accounts,  chattel papers,  general intangibles,  payment intangibles,  contract rights, certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent  Mortgage Loans and such other property,  to secure all of such Seller’s  obligations  hereunder,  and this Agreement shall  constitute a security  agreement under  applicable law.
Each Seller  agrees to take or cause to be taken such  actions and to execute such  documents,  including  the filing of all  necessary
UCC-1 financing  statements  filed in the State of Delaware and the  Commonwealth of Pennsylvania  (which shall be submitted for filing as of the related  Subsequent  Transfer Date), any continuation  statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate  structure of such Seller or the filing of any additional  UCC-1 financing  statements due to the change in the  principal  office or  jurisdiction  of  incorporation  of such Seller,  as are  necessary to perfect and protect the interests of the Issuer and its  assignees in each  Subsequent  Mortgage  Loan and the proceeds  thereof.  The Servicer  shall file any such continuation statements on a timely basis.

                                                                     7

         The Issuer on each Subsequent  Transfer Date shall acknowledge its acceptance of all right,  title and interest to the related
Subsequent  Mortgage  Loans and other  property,  existing on the  Subsequent  Transfer  Date and  thereafter  created,  conveyed to it pursuant to this Section 2.2.

         The Issuer shall be entitled to all scheduled  principal  payments due on and after each  Subsequent  Cut-Off Date,  all other payments of  principal  due and  collected  on and after each  Subsequent  Cut-Off  Date,  and all  payments of interest on any related
Subsequent  Mortgage  Loans,  minus that  portion of any such  interest  payment  that is  allocable to the period prior to the related
Subsequent Cut-Off Date.

                  (b) Any Seller may  transfer  to the Issuer  Subsequent  Mortgage  Loans and the other  property  and rights  related thereto described in Section 2.2(a) above, and during the Pre-Funding  Period,  upon the release of funds on deposit in the Pre-Funding
Account,  in accordance with the Servicing  Agreement,  only upon the  satisfaction of each of the following  conditions on or prior to the related Subsequent Transfer Date:

                           (i)      such Seller or GMACM, as Servicer,  shall have provided the Indenture Trustee,  the Rating Agencies and the  Enhancer  with a timely  Addition  Notice  substantially  in the form of Exhibit 3, which  notice shall be given no later than seven Business Days prior to the related  Subsequent  Transfer Date,  and shall  designate the Subsequent  Mortgage Loans to be sold to the Issuer, the aggregate  Principal Balance of such Subsequent  Mortgage Loans as of the related Subsequent Cut-Off Date and any other information reasonably requested by the Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

                           (ii)     such  Seller  shall have  delivered  to the  Indenture  Trustee  and the  Enhancer a duly  executed
Subsequent  Transfer Agreement  substantially in the form of Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations  specified  in this  Section  2.2(b) and in  Section  2.2(c)  and in the  related  Subsequent  Transfer  Agreement  and
(B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

                           (iii)    as of each  Subsequent  Transfer  Date,  as evidenced by delivery to the  Indenture  Trustee of the
Subsequent  Transfer Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent,  made insolvent by such transfer or aware of any pending insolvency;

                           (iv)     such sale and transfer  shall not result in a material  adverse tax  consequence  to the Issuer or, due to any action or inaction on the part of the respective Seller, to the Securityholders or the Enhancer; and

                           (v)      the Enhancer  shall have approved the sale of the Subsequent  Mortgage Loans (which  approval shall not be unreasonably  withheld) within five (5) Business Days of receipt of an electronic file containing the information  regarding the
Subsequent  Mortgage  Loans that was delivered to the Enhancer  prior to the Closing Date with respect to the Initial  Mortgage  Loans;
provided,  that if the Enhancer  shall not have  notified the  respective  Seller or GMACM within such five (5) Business  Days that the
Enhancer does not so approve, such sale of Subsequent Mortgage Loans shall be deemed approved by the Enhancer.

                                                                     8

         The  obligation  of the Issuer to  purchase a  Subsequent  Mortgage  Loan on any  Subsequent  Transfer  Date is subject to the following  conditions:  (i) each such  Subsequent  Mortgage  Loan must  satisfy the  representations  and  warranties  specified in the related Subsequent  Transfer Agreement and this Agreement;  (ii) no such Seller has selected such Subsequent Mortgage Loans in a manner that it reasonably  believes is adverse to the interests of the Noteholders or the Enhancer as of the related  Subsequent  Cut-Off Date each  Subsequent  Mortgage Loan will satisfy the following  conditions:  (A) such  Subsequent  Mortgage Loan may not be 30 or more days contractually  delinquent  as of the related  Subsequent  Cut-Off  Date;  (B) the original  stated term to maturity of such  Subsequent
Mortgage Loan will not exceed 360 months; (C) such Subsequent  Mortgage Loan will be underwritten  substantially in accordance with the criteria  set forth under  “Description  of the  Mortgage  Loans -  Underwriting  Standards”  in the  Prospectus  Supplement;  (D) such
Subsequent  Mortgage Loan must have a CLTV at origination of no more than 100.00%;  (E) such Subsequent Mortgage Loan shall not provide for negative  amortization;  (F) following the purchase of such Subsequent Mortgage Loans by the Issuer, the Mortgage Loans included in the Trust Estate must have a weighted  average  interest rate, a weighted  average  remaining  term to maturity and a weighted  average
CLTV at  origination,  as of each  Subsequent  Cut-Off Date,  that does not vary  materially  from the Initial  Mortgage Loans included initially in the Trust Estate,  and the percentage of Mortgage Loans (by aggregate  principal balance) that are secured by second liens on the related  Mortgaged  Properties shall be no greater than the percentage of Initial  Mortgage Loans; (G) such Subsequent  Mortgage
Loan must be secured by a mortgage in a first or second lien  position;  (H) such  Subsequent  Mortgage  Loan must not have an interest rate below 5.250%; (J) following the purchase of such Subsequent  Mortgage Loan by the Issuer,  the Subsequent  Mortgage Loans included in the Trust Estate must have a weighted average interest rate of at least 8.707%,  a weighted  average  Principal  Balance of not more than $54,000,  a concentration  in any one state of more than 25.00%;  and (K) the remaining term to stated maturity of such Subsequent
Mortgage Loan must not extend beyond July 2037.

         Subsequent  Mortgage Loans with  characteristics  materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate if they are acceptable to the Enhancer,  in its reasonable  discretion;  provided,  however,  that the addition of such  Subsequent  Mortgage  Loans will not  materially  affect the aggregate  characteristics  of the Mortgage Loans in the
Trust Estate.

         Neither of the  Sellers  shall  transfer  Subsequent  Mortgage  Loans with the intent to  mitigate  losses on  Mortgage  Loans previously transferred.

                  (c) Within five Business Days after each Subsequent  Transfer Date, GMACM shall deliver to the Rating  Agencies,  the
Indenture  Trustee and the Enhancer a copy of the a Mortgage Loan  Schedule  reflecting  the  Subsequent  Mortgage  Loans in electronic format.

                  (d) In the event that a mortgage  loan is not  acceptable  to the Enhancer as a Subsequent  Mortgage Loan pursuant to
Section  2.2(b)(vi)  hereof,  the  Enhancer  and GMACM may  mutually  agree to the  transfer of such  mortgage  loan to the Issuer as a
Subsequent Mortgage Loan, subject to any increase in the  Overcollateralization  Amount that may be agreed to by GMACM and the Enhancer pursuant to the  Indenture,  in which event GMACM shall deliver to the Issuer and the Indenture  Trustee,  with a copy to the Enhancer, an Officer’s  Certificate  confirming the agreement to the transfer of such Subsequent  Mortgage Loan and specifying the amount of such increase in the Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by GMACM.

                                                                     9

         Section 2.3       Payment of Purchase Price.

                  (a) The sale of the Initial Mortgage Loans shall take place on the Closing Date, subject to and  simultaneously  with the deposit of the Initial  Mortgage  Loans into the Trust  Estate,  the deposit of the  Original  Pre-Funded  Amount and the  Interest
Coverage Amount into the Pre Funding Account and the Capitalized  Interest Account,  respectively,  and the issuance of the Securities.
The purchase  price for the GMACM  Initial  Mortgage  Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to  $52,225,650.34  in immediately  available  funds,  together with the  Certificates,  in respect of the Cut-Off Date Principal
Balances  thereof.  The purchase price for the WG Trust 2003 Initial Mortgage Loans to be paid by the Purchaser to WG Trust 2003 on the
Closing Date shall be an amount equal to  $733,427,885.54  in  immediately  available  funds,  in respect of the Cut-Off Date Principal
Balances  thereof.  The purchase  price paid for any  Subsequent  Mortgage Loan by the  Indenture  Trustee from funds on deposit in the
Pre-Funding  Account,  at the direction of the Issuer,  pursuant to the terms  hereunder  shall be  one-hundred  percent  (100%) of the
Subsequent  Cut-Off Date  Principal  Balance  thereof (as identified on the Mortgage Loan Schedule  attached to the related  Subsequent
Transfer Agreement provided by GMACM).

                  (b) In  consideration  of the sale of the GMACM Initial Mortgage Loans by GMACM to the Purchaser on the Closing Date,
the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately  available  funds to a bank account  designated by
GMACM, the amount specified above in paragraph (a) for the GMACM Initial  Mortgage Loans;  provided,  that such payment may be on a net funding  basis if agreed by GMACM and the  Purchaser.  In  consideration  of the sale of any  Subsequent  Mortgage Loan by GMACM to the
Issuer,  the Issuer shall pay to GMACM by wire transfer of  immediately  available  funds to a bank account  designated  by GMACM,  the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by GMACM.

                  (c) In  consideration  of the sale of the WG Trust 2003 Initial  Mortgage  Loans by WG Trust 2003 to the Purchaser on
the Closing Date,  the Purchaser  shall pay to WG Trust 2003 on the Closing Date by wire transfer of immediately  available  funds to a bank account  designated by WG Trust 2003, the amount  specified  above in paragraph (a) for the WG Trust 2003 Initial  Mortgage Loans;
provided,  that such payment may be on a net funding basis if agreed by WG Trust 2003 and the Purchaser.  In  consideration of the sale of any Subsequent  Mortgage Loan by WG Trust 2003 to the Issuer,  the Issuer shall pay to WG Trust 2003 by wire transfer of immediately available  funds to a bank account  designated  by WG Trust  2003,  the amount  specified  above in paragraph  (a) for each  Subsequent
Mortgage Loan sold by WG Trust 2003.

                                                                     10

                                                              ARTICLE III

                                                    REPRESENTATIONS AND WARRANTIES;
                                                          REMEDIES FOR BREACH

         Section 3.1       Representations and Warranties.  GMACM represents and warrants to the Purchaser,  as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

         (a)    As to GMACM:

                           (i)      GMACM is a limited liability  company duly formed,  validly existing and in good standing under the laws of the  jurisdiction  governing its creation and  existence  and is or will be in compliance  with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

                           (ii)     GMACM has the power and authority to make, execute,  deliver and perform its obligations under this
Agreement and each Subsequent  Transfer Agreement to which it is a party and all of the transactions  contemplated under this Agreement and each such Subsequent  Transfer  Agreement,  and has taken all necessary  corporate action to authorize the execution,  delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

                           (iii)    GMACM is not  required  to obtain  the  consent  of any other  Person  or any  consents,  licenses, approvals or authorizations  from, or registrations or declarations  with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents,  licenses, approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

                           (iv)     The execution and delivery of this  Agreement and any  Subsequent  Transfer  Agreement by GMACM and
its performance and compliance  with the terms of this Agreement and each such Subsequent  Transfer  Agreement will not violate GMACM’s
Certificate  of  Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

                           (v)      No litigation  before any court,  tribunal or  governmental  body is currently  pending,  or to the knowledge of GMACM  threatened,  against  GMACM or with respect to this  Agreement or any  Subsequent  Transfer  Agreement  that in the opinion of GMACM has a reasonable  likelihood  of resulting  in a material  adverse  effect on the  transactions  contemplated  by this
Agreement or any Subsequent Transfer Agreement;

                           (vi)     Reserved;

                           (vii)    This Agreement and each Subsequent Transfer Agreement to which it is a party,  constitutes a legal, valid and binding  obligation of GMACM,  enforceable  against  GMACM in  accordance  with its terms,  except as  enforceability  may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect affecting the  enforcement  of  creditors’  rights in general and except as such  enforceability  may be limited by general  principles of equity
(whether  considered  in a  proceeding  at law or in equity) or by public  policy  with  respect to  indemnification  under  applicable securities laws;

                                                                     11

                           (viii)   This Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and interest of GMACM in and to the GMACM Initial  Mortgage  Loans,  including the Cut-Off Date Principal  Balances with respect to the
GMACM Initial  Mortgage Loans,  all monies due or to become due with respect  thereto,  and all proceeds of such Cut-Off Date Principal
Balances with respect to the GMACM Initial  Mortgage Loans;  and this Agreement and the related  Subsequent  Transfer  Agreement,  when executed,  will  constitute  a valid  transfer  and  assignment  to the Issuer of all right,  title and interest of GMACM in and to the related  Subsequent  Mortgage Loans,  including Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and all monies due or to become due with respect thereto, and all proceeds of each Subsequent Cut-Off Date Principal Balances; and

                           (ix)     GMACM is not in default with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have  consequences that would materially and adversely  affect the condition  (financial or otherwise)  or  operations of GMACM or its  properties or might have  consequences  that would materially adversely affect its performance hereunder;

         (b)    As to each Initial  Mortgage  Loan (except as otherwise  specified  below) as of the Closing Date, or with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date (except as otherwise specified below):

                           (i)      The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the
Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

                           (ii)     With respect to each of the WG Trust Initial  Mortgage Loans or, as applicable,  any the Subsequent
Mortgage  Loans sold by WG Trust  2003 as of each Prior  Transfer  Date:  (A) the related  Mortgage  Note and the Mortgage had not been assigned  or  pledged,  except  for any  assignment  or pledge  that has been  satisfied  and  released,  (B) immediately  prior to the assignment of such Mortgage Loans to Walnut Grove,  GMACM had good title thereto and (C) immediately  prior to such  assignment,  GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens,  encumbrances,  pledges,  or security interests
(other than,  with respect to any Mortgage Loan in a second lien  position,  the lien of the related first  mortgage) of any nature and had full right and authority,  under all governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable
Mortgage Loan, to sell and assign the same pursuant to the related Walnut Grove Purchase Agreement;

                                                                     12

                           (iii)    With respect to the GMACM Initial Mortgage Loans or, as applicable,  any Subsequent  Mortgage Loans sold by GMACM as of each  respective  Subsequent  Transfer Date: (A) the related  Mortgage Note and the Mortgage have not been assigned or pledged,  except for any assignment or pledge that has been satisfied and released,  (B) immediately  prior to the assignment of the
Mortgage  Loans to the  Purchaser(or  to the Issuer in the case of the Subsequent  Mortgage Loans sold by GMACM),  GMACM had good title thereto and (C) GMACM is the sole owner and holder of the  Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges, or security  interests  (other  than,  with  respect to any  Mortgage  Loan in a second lien  position,  the lien of the related  first mortgage) of any nature and has full right and authority,  under all governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable  Mortgage Loans to sell and assign the same pursuant to this Agreement or the related  Subsequent  Transfer
Agreement, as applicable;

                           (iv)     To the best of GMACM’s knowledge,  there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

                           (v)      To the  best of  GMACM’s  knowledge,  there  is no  delinquent  recording  or  other  tax or fee or assessment lien against any related Mortgaged Property;

                           (vi)     To the best of GMACM’s  knowledge,  there is no proceeding  pending or threatened  for the total or partial condemnation of the related Mortgaged Property;

                           (vii)    To the best of GMACM’s  knowledge,  there are no  mechanics’  or similar liens or claims which have been filed for work,  labor or material  affecting  the  related  Mortgaged  Property  which are, or may be liens prior or equal to, or subordinate  with,  the lien of the related  Mortgage,  except  liens which are fully  insured  against by the title  insurance  policy referred to in clause (xi);

                           (viii)   As of the Cut-Off Date or related  Subsequent  Cut-Off  Date,  no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;

                           (ix)     With respect to the GMACM Initial Mortgage Loans or, as applicable,  any Subsequent  Mortgage Loans sold by GMACM, the related  Mortgage File contains or will contain,  in accordance with the definition of “Mortgage File” in Appendix A to the  Indenture,  each of the documents and  instruments  specified to be included  therein (it being  understood  that the Custodian maintains the Mortgage  Note related to each Mortgage File and the Servicer  maintains the remainder of the items to be included in the
Mortgage File pursuant to the terms of this Agreement);

                           (x)      The  related  Mortgage  Note and the  related  Mortgage  at the time it was  made  complied  in all material respects with applicable local, state and federal laws, including, but not limited to, applicable predatory lending laws;

                           (xi)     A title search or other  assurance of title  customary  in the relevant  jurisdiction  was obtained with respect to each Mortgage Loan;

                           (xii)    None of the  Mortgaged  Properties  is a mobile  home or a  manufactured  housing  unit that is not permanently attached to its foundation;

                                                                     13

                           (xiii)   As of the  Cut-Off  Date,  (a) no more than  approximately  20.73%,  6.39% and 5.82% of the Initial
Mortgage  Loans,  by Cut-Off  Date  Principal,  are secured by  Mortgaged  Properties  located in  California,  Florida and New Jersey, respectively;

                           (xiv)    As of the Cut-Off  Date or  Subsequent  Cut-Off  Date,  the Combined  Loan-to-Value  Ratio for each
Mortgage Loan was not in excess of 100.00%;

                           (xv)     GMACM has not  transferred  the GMACM Initial  Mortgage  Loans to the  Purchaser or any  Subsequent
Mortgage Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

                  (xvi) As of the Cut-Off  Date,  no more than  approximately  46.08% of the Initial  Mortgage  Loans,  by Cut-Off Date
Principal Balance, are secured by Mortgaged Properties which may have been appraised using a statistical property evaluation method and all of the  appraisals  on such  Mortgaged  Properties  have been  delivered by Basis100  Inc.  (also known as  Solimar);  no more than approximately  3.87% of the Initial Mortgage Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties which may have been appraised using the GMACM Stated Value method;  no more than  approximately  0.62% of the Initial  Mortgage Loans, by Cut-Off
Date  Principal  Balance,  are secured by Mortgaged  Properties  which may have been  appraised  using a tax  assessment;  no more than approximately  1.71% of the Initial Mortgage Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties which may have been appraised  using a broker price opinion;  no more than  approximately  30.94% of the Initial  Mortgage Loans, by Cut-Off Date
Principal Balance, are secured by Mortgaged Properties which may have been appraised using a URAR Form 1004; no more than approximately
2.67% of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised  using a Drive-By  Form 704; no more than  approximately  13.96% of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal
Balance,  are secured by Mortgaged Properties which may have been appraised using Form 2055 (Exterior Only); no more than approximately
0.15% of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using a Form 2055 (with Interior Inspection);  and no more than approximately 0.00% of the Initial Mortgage Loans, by Cut-Off
Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a Form 2065;

                           (xvii)   Within a loan type, and except as required by applicable  law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

                           (xviii)  To the best knowledge of GMACM, the physical  property subject to each Mortgage is free of material damage and is in acceptable repair;

                           (xix)    GMACM has not  received  a notice of default of any senior  mortgage  loan  related to a  Mortgaged
Property which has not been cured by a party other than the Servicer;

                           (xx)     None of the Mortgage Loans is a reverse mortgage loan;

                                                                     14

                           (xxi)    No Initial Mortgage Loan has an original term to maturity in excess of 360 months;

                           (xxii)   As of the Cut-Off Date,  all of the Initial  Mortgage  Loans are fixed rate. As of the Cut-Of Date,
37.61% of the Initial  Mortgage Loans, by Cut-Off Date  Principal,  are Balloon  Mortgage Loans. As of the Cut-Off Date, the Loan Rates
on the Initial  Mortgage  Loans range  between  5.250% and 16.600%.  As of the Cut-Off  Date,  the  weighted  average Loan Rate for the
Initial  Mortgage Loans is approximately  8.707%.  The weighted  average  remaining term to scheduled  maturity of the Initial Mortgage
Loans on a contractual basis as of the Cut-Off Date is approximately 219 months;

                           (xxiii)  (A) Each  Mortgaged  Property  consists of a single parcel of real property with a single family or two- to four-family residence erected thereon, or an individual  condominium unit, planned unit development unit,  manufactured housing
unit or a townhouse.  (B) With  respect to the Initial Mortgage Loans, (a)   approximately  84.00% (by Cut-Off Date Principal  Balance)
are secured by real  property  with a single family  residence  erected  thereon,  (b) approximately  8.68% (by Cut-Off Date  Principal
Balance) are secured by real  property  improved by planned  development  units,  (c) approximately  5.59% (by Cut-Off  Date  Principal
Balance) are secured by real property  improved by individual  condominium  units,  (d) approximately  1.71% (by Cut-Off Date Principal
Balance) are secured by real property with a two- to four-family  residence erected thereon,  and  (e) approximately  0.02% (by Cut-Off
Date Principal Balance) are secured by real property improved by townhouses;

                           (xxiv)   As of the Cut-Off Date, no Initial Mortgage Loan had a principal balance in excess of $998,055.26.

                           (xxv)    No more than approximately  94.55% of the Initial Mortgage Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

                           (xxvi)   A policy of hazard  insurance and flood insurance,  if applicable,  was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

                           (xxvii)  Other than with respect to a payment default,  there is no material default,  breach,  violation or event of  acceleration  existing  under the terms of any  Mortgage  Note or Mortgage  and, to the best of GMACM’s  knowledge,  no event which,  with notice and expiration of any grace or cure period,  would  constitute a material  default,  breach,  violation or event of acceleration  under  the  terms  of any  Mortgage  Note or  Mortgage,  and no such  material  default,  breach,  violation  or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

                           (xxviii) No instrument  of release or waiver has been executed by GMACM or, to the best  knowledge of GMACM, by any other person,  in connection with the Mortgage  Loans,  and no Mortgagor has been released by GMACM or, to the best knowledge of
GMACM, by any other person, in whole or in part from its obligations in connection therewith;

                           (xxix)   With  respect to each  Mortgage  Loan  secured  by a second  lien,  either (a) no consent  for such
Mortgage Loan was required by the holder or holders of the related  prior lien,  (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

                                                                     15

                           (xxx)    With  respect to each  Mortgage  Loan,  to the extent  permitted  by  applicable  law,  the related
Mortgage  contains a customary  provision for the acceleration of the payment of the unpaid  Principal  Balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                           (xxxi)   No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by foreign (non-United States) sovereign government;

                           (xxxii)  None of the  Mortgage  Loans are  “high  cost  loans”  subject  to the Home  Ownership  and  Equity
Protection Act of 1994;

                           (xxxiii) As of the Cut-Off  Date,  none of the Mortgage  Loans are “High Cost Loans” or “Covered  Loans” (as
such terms are defined in the version of Appendix E to the Standard & Poor’s LEVELS Glossary in effect as of the Closing Date);

                           (xxxiv)  None of the Initial  Mortgage  Loans are secured by  Mortgaged  Properties  located in the State of
Georgia and no  Subsequent  Mortgage  Loan shall be secured by Mortgaged  Properties  located in the State of Georgia if such  Mortgage
Loan was originated prior to June 7, 2003 and subsequent to October 1, 2002;

                           (xxxv)   Each Initial  Mortgage Loan constitutes a “qualified  mortgage” under Section  860G(a)(3)(A) of the
Code and Treasury Regulation Section 1.860G-2(a)(1); and

                           (xxxvi)  GMACM used no selection  procedures  that  identified the Mortgage Loans as being less desirable or valuable  than other  comparable  mortgage  loans  originated  or acquired by GMACM under the GMACM Home Equity  Program.  The Mortgage
Loans are representative of GMACM’s portfolio of home equity lines of credit that were originated under the GMACM Home Equity Program.

                  With respect to this Section  3.1(b),  representations  made by GMACM with respect to the WG Trust  Initial  Mortgage
Loans,  made as of the Cut-Off Date or the Closing  Date or with respect to the  Subsequent  Mortgage  Loans sold by WG Trust  2003 and made  as of  the  Subsequent  Cut-Off  Date  or the  Subsequent  Transfer  Date,  are  made  by  GMACM  in its  capacity  as  Servicer.
Representations  made by GMACM with respect to the WG Trust  Initial  Mortgage Loans or the Subsequent  Mortgage Loans sold by WG Trust
2003 and made as of any other date, are made by GMACM in its capacity as Seller.

         (c)      [Reserved].

         (d)      WG Trust 2003  Representations  and  Warranties.  WG Trust 2003  represents and warrants to the Purchaser,  as of the
Closing Date and as of each Subsequent Transfer Date:

         (I)      As to WG Trust 2003:

                                                                     16

                           (i)      WG Trust 2003 is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

                           (ii)     WG Trust 2003 has the power and  authority to make,  execute,  deliver and perform its  obligations under this Agreement and each  Subsequent  Transfer  Agreement to which it is a party and all of the  transactions  contemplated  under this Agreement and each such Subsequent  Transfer  Agreement,  and has taken all necessary action to authorize the execution,  delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

                           (iii)    WG Trust 2003 is not required to obtain the consent of any other Person or any consents,  licenses, approvals or authorizations  from, or registrations or declarations  with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents,  licenses, approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

                           (iv)     The execution  and delivery of this  Agreement and any  Subsequent  Transfer  Agreement by WG Trust
2003 and its performance and compliance with the terms of this Agreement and each such Subsequent  Transfer  Agreement will not violate
WG Trust 2003’s  organizational  documents or constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which WG Trust 2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

                           (v)      No litigation  before any court,  tribunal or  governmental  body is currently  pending,  or to the knowledge of WG Trust 2003  threatened,  against WG Trust 2003 or with respect to this Agreement or any Subsequent  Transfer  Agreement that in the opinion of WG Trust  2003 has a  reasonable  likelihood  of  resulting  in a material  adverse  effect on the  transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

                           (vi)     This Agreement and each Subsequent  Transfer  Agreement to which it is a party constitutes a legal, valid  and  binding  obligation  of  WG Trust  2003,  enforceable  against  WG Trust  2003 in  accordance  with its  terms,  except  as enforceability may be limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting  the  enforcement  of  creditors’  rights in general and except as such  enforceability  may be limited by general principles of equity  (whether  considered  in a proceeding  at law or in equity) or by public  policy with respect to  indemnification under applicable securities laws;

                           (vii)    This Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and interest of WG Trust 2003 in and to the WG Trust 2003 Initial  Mortgage Loans,  including the Cut-Off Date Principal  Balances with respect to the WG Trust 2003 Initial  Mortgage Loans,  all monies due or to become due with respect  thereto,  and all proceeds of such
Cut-Off  Date  Principal  Balances  with respect to the  WG Trust  2003 Initial  Mortgage  Loans;  and this  Agreement  and the related
Subsequent  Transfer  Agreement,  when executed,  will constitute a valid transfer and assignment to the Issuer of all right, title and

                                                                     17

interest of WG Trust 2003 in and to the related  Subsequent  Mortgage Loans,  including the Cut-Off Date Principal Balances existing on the related Subsequent  Cut-Off Date, all monies due or to become due with respect thereto,  and all proceeds thereof and such funds as are from time to time deposited in the Custodial  Account  (excluding any investment  earnings  thereon) as assets of the Trust and all other  property  specified in the  definition of “Trust” as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust
2003; and

                           (viii)   WG Trust  2003 is not in  default  with  respect  to any order or decree of any court or any order, regulation  or demand of any federal,  state,  municipal or  governmental  agency,  which default  might have  consequences  that would materially and adversely  affect the condition  (financial or otherwise) or operations of WG Trust 2003 or its properties or might have consequences that would materially adversely affect its performance hereunder.

         (II)     As to the WG Trust 2003 Initial  Mortgage Loans as of the Closing Date, or with respect to each  Subsequent  Mortgage
Loan as of the related Subsequent Transfer Date:

                           (i) With respect to the WG Trust 2003 Initial  Mortgage  Loans or, as applicable,  any  Subsequent  Mortgage
Loans sold by WG Trust  2003:  (A) the related  Mortgage  Note and the  Mortgage  have not been  assigned  or  pledged,  except for any assignment or pledge that has been  satisfied and  released,  (B)  immediately  prior to the  assignment of such Mortgage  Loans to the
Purchaser (or to the Issuer in the case of the Subsequent  Mortgage Loans sold by WG Trust 2003),  WG Trust 2003 had good title thereto and (C) WG Trust 2003 is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances,  pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

                           (ii)     For each WG Trust 2003 Initial  Mortgage  Loans or, as applicable,  any  Subsequent  Mortgage Loans sold by WG Trust  2003,  the related  Mortgage  File contains or will contain each of the  documents  and  instruments  specified to be included  therein in the  definition  of  “Mortgage  File” in  Appendix A to the  Indenture  (it being  understood  that the  Custodian maintains the Mortgage  Note related to each Mortgage File and the Servicer  maintains the remainder of the items to be included in the
Mortgage File pursuant to the terms of this Agreement);

                           (iii)    WG Trust 2003 has not  transferred  the WG Trust 2003 Initial  Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

                           (iv)     No  instrument  of release or waiver has been  executed by  WG Trust  2003 in  connection  with the
WG Trust  Initial  Mortgage  Loans,  and no Mortgagor has been released by WG Trust 2003, in whole or in part,  from its obligations in connection therewith.

         (e)      Remedies.  Upon discovery by any Seller or GMACM or upon notice from the  Purchaser,  the Enhancer,  the Issuer,  the
Owner  Trustee,  the  Indenture  Trustee  or the  Custodian,  as  applicable,  of a  breach  of such  Seller’s  or  GMACM’s  respective representations  or  warranties  in  paragraphs  (a) or (d)(I)  above that  materially  and  adversely  affects  the  interests  of the
Securityholders or the Enhancer, as applicable,  in any Mortgage Loan, GMACM or WG Trust 2003, as applicable,  shall, within 90 days of

                                                                     18

its  discovery  or its receipt of notice of such  breach,  either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related  Document,  either (A)  repurchase  such Mortgage Loan from the Issuer at the Repurchase  Price,  or (B) substitute one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

         Upon discovery by any Seller or GMACM or upon notice from the Purchaser,  the Enhancer,  the Issuer, GMACM, the Owner Trustee,
the  Indenture  Trustee or the  Custodian,  as  applicable,  of a breach of a Seller’s  or GMACM’s  representations  or  warranties  in paragraphs (b) or (d)(II) above,  with respect to any Mortgage Loan, or upon the occurrence of a Repurchase  Event, that materially and adversely affects the interests of the  Securityholders,  the Enhancer or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective Seller or GMACM, if it discovers the same),  notwithstanding  such Seller’s or GMACM’s lack of knowledge with respect to the substance of such  representation and warranty,  such Seller or GMACM, as the case may be, shall,  within
90 days after the earlier of its  discovery  or receipt of notice  thereof,  or, if such  breach has the effect of making the  Mortgage
Loan fail to be a  “qualified  mortgage”  within the meaning of Section  860G of the Internal  Revenue  Code,  within 90 days after the discovery thereof by either such Seller,  the Servicer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or the Purchaser either cure such breach or  Repurchase  Event in all material  respects or either (i)  repurchase  such  Mortgage  Loan from the Issuer at the
Repurchase  Price,  or (ii)  substitute  one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below,  provided that a Seller shall have the option to substitute an Eligible  Substitute  Loan or
Loans for such Mortgage Loan only if such  substitution  occurs within two years  following the Closing Date. The Repurchase  Price for any such  Mortgage  Loan  repurchased  by such Seller or GMACM shall be deposited  or caused to be  deposited by the Servicer  into the
Custodial Account.  Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

         In  furtherance of the  foregoing,  if GMACM or the Seller that  repurchases or substitutes a Mortgage Loan is not a member of
MERS and the Mortgage is  registered  on the MERS®  System,  GMACM,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the Mortgage from MERS to GMACM or the
Seller and shall  cause  such  Mortgage  to be  removed  from  registration  on the MERS®  System in  accordance  with MERS’  rules and regulations.

         In the event that any Seller  elects to substitute  an Eligible  Substitute  Loan or Loans for a Deleted Loan pursuant to this
Section 3.1,  such Seller shall  deliver to the Custodian on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or
Loans,  the original  Mortgage  Note,  with the Mortgage Note endorsed as required  under the  definition of “Mortgage  File” and shall deliver the other  documents  required to be part of the Mortgage File to the Servicer.  No  substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments due with respect to Eligible  Substitute  Loans in the month of substitution  shall not be part of the Trust  Estate and will be retained by the  Servicer  and remitted by the Servicer to such Seller on the next  succeeding  Payment  Date,  provided  that a payment at least equal to the  applicable  Monthly  Payment for such month in

                                                                     19

respect of the  Deleted  Loan has been  received  by the  Issuer.  For the month of  substitution,  distributions  to the Note  Payment
Account  pursuant to the Servicing  Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter such
Seller  shall be entitled to retain all amounts  received in respect of such  Deleted  Loan.  The  Servicer  shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the  substitution  of the Eligible  Substitute  Loan or Loans and the Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the Owner  Trustee,  the  Indenture  Trustee and the
Enhancer.  Upon such  substitution,  the  Eligible  Substitute  Loan or Loans shall be subject to the terms of this  Agreement  and the
Servicing  Agreement  in all  respects,  GMACM shall be deemed to have made the  representations  and  warranties  with  respect to the
Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii) (xiii), (xxiv),  (xxv)(B),  (xxvi) and
(xxvii) thereof and other than clauses (iii) and (ix) thereof in the case of Eligible  Substitute Loans  substituted by WG Trust 2003);
if the Seller is WG Trust  2003,  WG Trust 2003 shall be deemed to have made the  representations  and  warranties set forth in Section
3.1(d)(II);  in each case, as of the date of  substitution,  and the related Seller shall be deemed to have made a  representation  and warranty that each Mortgage Loan so substituted  is an Eligible  Substitute  Loan as of the date of  substitution.  In addition,  GMACM shall be  obligated  to  repurchase  or  substitute  for any Eligible  Substitute  Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection with the  substitution  of one or more Eligible  Substitute  Loans for one or more Deleted Loans,  the
Servicer  shall  determine the amount (such amount,  a  “Substitution  Adjustment  Amount”),  if any, by which the aggregate  principal balance of all such Eligible  Substitute Loans as of the date of substitution is less than the aggregate  principal balance of all such
Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be distributed  to the Note Payment  Account in the month of  substitution).  Such Seller shall deposit the amount of such  shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

         Notwithstanding  the foregoing,  with respect to any Mortgage Loan for which a breach of Section  3.1(b)(xv) has occurred,  no substitutions  will be allowed  unless  GMACM or WG Trust pays to the  Servicer,  an amount  sufficient  to  indemnify  the Trust Fund,
Purchaser,  Issuer,  Enhancer and  Indenture  Trustee  against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable  and necessary  legal fees and  related  costs,  judgments,  and other  costs and  expenses  resulting  from any claim,  demand,  defense or assertion based on or grounded upon, or resulting from, a breach of such representation.

         Upon  receipt  by the  Indenture  Trustee  on behalf of the Issuer and the  Custodian  of  written  notification,  signed by a
Servicing  Officer,  of the deposit of such Repurchase Price or of such substitution of an Eligible  Substitute Loan (together with the complete  related Mortgage File) and deposit of any applicable  Substitution  Adjustment  Amount as provided above,  the Custodian,  on behalf of the  Indenture  Trustee,  shall (i) release to such Seller or GMACM,  as the case may be, the related  Mortgage  Note for the
Mortgage Loan being  repurchased or substituted  for, (ii) cause the Servicer to release to such Seller any remaining  documents in the related  Mortgage  File which are held by the  Servicer,  and (iii) the  Indenture  Trustee on behalf of the Issuer  shall  execute and

                                                                     20

deliver such instruments of transfer or assignment  prepared by the Servicer,  in each case without recourse,  as shall be necessary to vest in such  Seller or GMACM,  as the case may be, or its  respective  designee  such  Mortgage  Loan  released  pursuant  hereto  and thereafter such Mortgage Loan shall not be an asset of the Issuer.

         It is understood  and agreed that the  obligation of each Seller and GMACM to cure any breach,  or to repurchase or substitute for any Mortgage  Loan as to which such a breach has occurred and is  continuing,  shall  constitute  the sole remedy  respecting  such breach available to the Purchaser,  the Issuer, the Certificateholders (or the Owner Trustee on behalf of the  Certificateholders)  and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

         It is understood and agreed that the  representations  and warranties set forth in this Section 3.1  shall survive delivery of the respective Mortgage Notes to the Issuer or the Custodian.

                                                              ARTICLE IV

                                                          SELLERS’ COVENANTS

         Section 4.1       Covenants of the Sellers.  Each Seller hereby  covenants that,  except for the transfer  hereunder and as of any Subsequent Transfer Date, it will not sell, pledge,  assign or transfer to any other Person, or grant,  create, incur or assume any
Lien on any Mortgage Loan, or any interest  therein.  Each Seller shall notify the Issuer (in the case of the Initial  Mortgage  Loans, as assignee of the  Purchaser),  of the  existence of any Lien (other than as provided  above) on any Mortgage  Loan  immediately  upon discovery  thereof;  and each Seller  shall  defend the right,  title and  interest of the Issuer (in the case of the Initial  Mortgage
Loans,  as assignee of the  Purchaser)  in, to and under the Mortgage  Loans  against all claims of third parties  claiming  through or under such Seller;  provided,  however,  that nothing in this Section 4.1 shall be deemed to apply to any Liens for  municipal or other local taxes and other  governmental  charges if such taxes or  governmental  charges shall not at the time be due and payable or if any
Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                                               ARTICLE V

                                                               SERVICING

         Section 5.1       Servicing.  GMACM shall  service the Mortgage  Loans  pursuant to the terms and  conditions of the Servicing
Agreement  and the Program  Guide and shall  service the Mortgage  Loans  directly or through one or more  sub-servicers  in accordance therewith.

                                                              ARTICLE VI

                                                LIMITATION ON LIABILITY OF THE SELLERS

         Section 6.1       Limitation on Liability of the Sellers.  None of the  directors,  officers,  employees or agents of GMACM or
WG Trust 2003 shall be under any liability to the Purchaser or the Issuer,  it being  expressly  understood  that all such liability is expressly  waived and  released as a condition  of, and as  consideration  for,  the  execution of this  Agreement  and any  Subsequent
Transfer  Agreement.  Except as and to the extent expressly provided in the Servicing  Agreement,  GMACM and WG Trust 2003 shall not be under any liability to the Issuer,  the Owner Trustee,  the Indenture  Trustee or the  Securityholders.  GMACM or WG Trust 2003 and any
director,  officer,  employee  or agent of GMACM or  WG Trust  2003 may rely in good  faith on any  document  of any kind  prima  facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                                                     21

                                                              ARTICLE VII

                                                              TERMINATION

         Section 7.1       Termination.  The  obligations  and  responsibilities  of  the  parties  hereto  shall  terminate  upon  the termination of the Trust Agreement.

                                                             ARTICLE VIII

                                                       MISCELLANEOUS PROVISIONS

         Section 8.1       Amendment.  This Agreement may be amended from time to time by the parties hereto by written  agreement with the prior  written  consent of the Enhancer  (which  consent shall not be  unreasonably  withheld),  provided  that the  Servicer,  the
Enhancer and the Indenture  Trustee shall have received an Opinion of Counsel to the effect that such  amendment  will not result in an
Adverse REMIC Event).

         Section 8.2       Governing  Law. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE
OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL
OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.3       Notices. Where this Agreement provides for notice,  certificates,  opinions,  reports or similar delivery to be given to any  transaction  party or to a Rating  Agency,  a copy of such document shall be  contemporaneously  sent to the Enhancer.
All  demands,  notices  and  communications  hereunder  shall be in writing  and shall be deemed to have been duly given if  personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (a) if to the GMACM:

                               GMAC Mortgage, LLC
                               100 Witmer Road
                               Horsham, Pennsylvania  10944
                               Attention: Barry Bier, Executive Vice President
                               Re:    GMACM Home Equity Loan Trust 2007-HE1;

                                                                     22

                  (b) if to WG Trust 2003:

                               Walnut Grove Mortgage Loan Trust 2003-A
                               c/o Wilmington Trust Company
                               1100 North Market Street
                               Wilmington, Delaware 19890
                               Attention: Walnut Grove Mortgage Loan Trust 2003-A
                               Re:    GMACM Home Equity Loan Trust 2007-HE1;

                  (c) if to the Purchaser:

                               Residential Asset Mortgage Products, Inc.
                               8400 Normandale Lake Boulevard
                               Minneapolis, Minnesota 55437
                               Attention:   President
                               Re:    GMACM Home Equity Loan Trust 2007-HE1;

                  (d) if to the Indenture Trustee:

                               The Bank of New York Trust Company, N.A.
                               2 North LaSalle Street, Suite 1020
                               Chicago, Illinois 60602
                               Attention: Structured Finance Services - GMACM Home Equity Loan Trust Series 2007-HE1;

                  (e) if to the Issuer:

                               c/o Wilmington Trust Company, as Owner Trustee
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, Delaware 19890-0001
                               Telecopier:  212-312-3215
                               Re:    Corporate Trust Services - GMACM Home Equity Loan Trust 2007-HE1; or

                  (f) if to the Enhancer:

                               MBIA Insurance Corporation
                               113 King Street
                               Armonk, New York 10504
                               Attention: Insured Portfolio Management - Structured Finance

                               Re:    GMACM Home Equity Loan Trust 2007-HE1;
                               Telecopier:  (914) 765-3810;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

                                                                     23

         Section 8.4       Severability  of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this
Agreement  shall be held  invalid for any reason  whatsoever,  then such  covenants,  agreements,  provisions  or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 8.5       Relationship  of Parties.  Nothing herein  contained shall be deemed or construed to create a partnership or joint venture among the parties hereto,  and the services of GMACM shall be rendered as an independent  contractor and not as agent for the Purchaser.

         Section 8.6       Counterparts.  This  Agreement  may be  executed  in any  number of  counterparts,  each of  which,  when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 8.7       Further  Agreements.  The parties  hereto  each agree to execute  and  deliver to the other such  additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 8.8       Intention of the Parties.  It is the intention of the parties  hereto that the Purchaser  will be purchasing on the Closing  Date,  and the Sellers will be selling on the Closing  Date,  the Initial  Mortgage  Loans,  rather than the  Purchaser providing a loan to the Sellers  secured by the Initial  Mortgage  Loans on the Closing Date; and that the Issuer will be purchasing on each  Subsequent  Transfer Date, and the Sellers will be selling on each  Subsequent  Transfer  Date, the related  Subsequent  Mortgage
Loans,  rather than the Issuer  providing a loan to the Sellers  secured by the related  Subsequent  Mortgage Loans on each  Subsequent
Transfer  Date.  Accordingly,  the parties hereto each intend to treat this  transaction  for federal income tax purposes as (i) a sale by the Sellers,  and a purchase by the  Purchaser,  of the Initial  Mortgage  Loans on the Closing Date and (ii) a sale by the Sellers, and a purchase by the Issuer,  of the related  Subsequent  Mortgage  Loans on each  Subsequent  Transfer  Date.  The  Purchaser and the
Issuer  shall each have the right to review the  Mortgage  Loans and the Related  Documents to  determine  the  characteristics  of the
Mortgage Loans which will affect the federal income tax  consequences  of owning the Mortgage  Loans,  and each Seller shall  cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

         Section 8.9       Successors and Assigns; Assignment of this Agreement.

                  (a) This  Agreement  shall  bind and inure to the  benefit  of and be  enforceable  by the  parties  hereto and their respective  permitted  successors and assigns.  The obligations of each Seller under this Agreement  cannot be assigned or delegated to a third party  without the consent of the Enhancer  and the  Purchaser  (and the Issuer with respect to the transfer of any  Subsequent
Mortgage  Loans),  which consent shall be at the Enhancer and the  Purchaser’s  sole  discretion (and the Issuer’s sole discretion with respect to the transfer of any Subsequent  Mortgage  Loans);  provided,  that each Seller may assign its  obligations  hereunder to any
Affiliate of such Seller,  to any Person  succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger,  conversion or  consolidation to which such Seller is a party. The parties hereto  acknowledge that (i) the  Purchaser is acquiring  the Initial  Mortgage  Loans for the purpose of  contributing  them to the GMACM Home Equity Loan
Trust  2007-HE1 and (ii) the Issuer is acquiring the  Subsequent  Mortgage  Loans for the purpose of pledging the  Subsequent  Mortgage
Loans to the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

                                                                     24

                  (b) As an  inducement to the  Purchaser  and the Issuer to purchase the Initial  Mortgage  Loans and to the Issuer to purchase any Subsequent  Mortgage Loans, each Seller  acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the  Purchaser’s  rights  against any Seller  pursuant to this Agreement  insofar as such rights relate to the Initial  Mortgage
Loans  transferred to the Issuer and to the enforcement or exercise of any right or remedy against any of the Sellers  pursuant to this
Agreement  by the  Issuer,  (ii) the  enforcement  or  exercise  of any right or remedy  against  any of the  Sellers  pursuant to this
Agreement by or on behalf of the Issuer and (iii) the Issuer’s  pledge of its interest in this  Agreement to the Indenture  Trustee and the  enforcement  by the  Indenture  Trustee of any such right or remedy  against any Seller  following  an Event of Default  under the
Indenture.  Such  enforcement  of a right or remedy by the Issuer,  the Owner  Trustee,  the  Enhancer  or the  Indenture  Trustee,  as
applicable,  shall have the same force and effect as if the right or remedy had been  enforced or  exercised  by the  Purchaser  or the
Issuer directly.

         Section 8.10      Survival.  The  representations  and warranties  made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial  Mortgage  Loans  hereunder and any transfer of Subsequent  Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

         Section 8.11      Third Party  Beneficiary.  The Enhancer shall be a third party  beneficiary  hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

                                                                     25

         IN WITNESS  WHEREOF,  the parties  hereto have caused their names to be signed to this  Mortgage  Loan  Purchase  Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC., as Purchaser

                                                     GMAC MORTGAGE, LLC,
                                                           as Seller and Servicer

                                                     By:_________________________________________________
                                                           Name:
                                                           Title:

                                                     WALNUT GROVE MORTGAGE LOAN
                                                     TRUST 2003-A, as Seller

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:_________________________________________________
                                                           Name:
                                                           Title:

                                                [Signatures Continue On Following Page]

                                                     GMACM HOME EQUITY LOAN TRUST
                                                     2007-HE1, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:_________________________________________________
                                                           Name:
                                                           Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT
                                                     SOLELY AS INDENTURE TRUSTEE

                                                     By:_________________________________________________
                                                           Name:
                                                           Title:

                                                               EXHIBIT 1
                                                        MORTGAGE LOAN SCHEDULE

                                                      [On file with the Servicer]

                                                             Exhibit 1-B-1

                                                               EXHIBIT 2

                                                 FORM OF SUBSEQUENT TRANSFER AGREEMENT

         Pursuant to this Subsequent Transfer Agreement No. _______(the “Agreement”),  dated as of ____________________, ________, between [_________],  as seller (the “Seller”),  and GMACM Home Equity Loan Trust 2007-HE1,  as issuer (the “Issuer”),  and pursuant to the mortgage loan purchase  agreement dated as of March 29, 2007 (the “Mortgage Loan Purchase  Agreement”),  among GMAC Mortgage,  LLC, as a seller and  servicer,  Walnut Grove  Mortgage  Loan Trust 2003-A,  as a Seller,  Residential  Asset  Mortgage  Products,  Inc., as
purchaser (the “Purchaser”),  the Issuer and The Bank of New York Trust Company,  N.A., as indenture trustee (the “Indenture Trustee”), the Seller and the Issuer agree to the sale by the Seller and the  purchase by the Issuer of the mortgage  loans listed on the attached
Schedule of Subsequent Mortgage Loans (the “Subsequent Mortgage Loans”).

         Capitalized  terms used and not defined  herein  have their  respective  meanings as set forth in Appendix A to the  indenture dated as of March 29, 2007,  between the Issuer and the Indenture  Trustee,  which meanings are incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Seller does hereby  sell,  transfer,  assign,  set over and convey to the Issuer,  without  recourse,  all of its right,  title and interest in and to the  Subsequent  Mortgage  Loans,  all  principal  received and interest  thereon on and after the
Subsequent  Cut-Off Date,  all monies due or to become due thereon and all items with respect to the  Subsequent  Mortgage  Loans to be delivered  pursuant to Section 2.2 of the Mortgage Loan Purchase  Agreement;  provided,  however,  that the Seller reserves and retains all right,  title and  interest in and to  principal  received  and interest  accruing on the  Subsequent  Mortgage  Loans prior to the
Subsequent  Cut-Off Date. The Seller,  contemporaneously  with the delivery of this Agreement,  has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

         The transfer to the Issuer by the Seller of the Subsequent  Mortgage  Loans  identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties  hereto to  constitute a sale by the Seller to the Issuer on the  Subsequent  Transfer  Date of
all the Seller’s right,  title and interest in and to the Subsequent  Mortgage Loans, and other property as and to the extent described above,  and the Issuer hereby  acknowledges  such transfer.  In the event the transactions set forth herein shall be deemed not to be a sale,  the Seller hereby grants to the Issuer as of the  Subsequent  Transfer  Date a security  interest in all of the Seller’s  right, title and interest in, to and under all accounts,  chattel  papers,  general  intangibles,  contract  rights,  certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit,  money,  payment intangibles,  advices of credit,  investment property, goods and other property consisting of, arising under or related to the Subsequent  Mortgage Loans, and such other property,  to secure all of the Issuer’s  obligations  hereunder,  and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken  such  actions  and to execute  such  documents,  including  without  limitation  the filing of all necessary  UCC-1 financing  statements  filed in the State of Delaware and the  Commonwealth of Pennsylvania  (which shall be submitted for filing as of the Subsequent  Transfer Date), any continuation  statements with respect thereto and any amendments  thereto required to reflect a change in the name or corporate  structure of the Seller or the filing of any additional  UCC-1  financing  statements due to the change in the principal  office or  jurisdiction  of  incorporation  of the Seller,  as are necessary to perfect and protect the
Issuer’s interests in each Subsequent Mortgage Loan and the proceeds thereof.

                                                           Exhibit 2-1

         (b)      The expenses and costs relating to the delivery of the  Subsequent  Mortgage  Loans,  this Agreement and the Mortgage
Loan Purchase Agreement shall be borne by the Seller.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a)      The Seller hereby affirms the  representations and warranties made by it and set forth in Section 3.1 of the Mortgage
Loan Purchase  Agreement that relate to the Seller or the Subsequent  Mortgage Loans as of the date hereof.  The Seller hereby confirms that each of the  conditions  set forth in Section  2.2(b) of the Mortgage Loan Purchase  Agreement are satisfied as of the date hereof and further  represents and warrants that each  Subsequent  Mortgage Loan complies with the  requirements of this Agreement and Section
2.2(c)  of  the  Mortgage  Loan  Purchase  Agreement.  GMACM,  as  Servicer  of  the  Subsequent  Mortgage  Loans  hereby  affirms  the representations  and  warranties  made by it regarding the  Subsequent  Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan
Purchase Agreement.

         (b)      The  Seller is  solvent,  is able to pay its debts as they  become  due and has  capital  sufficient  to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the execution and delivery of this Agreement or by the performance of its obligations  hereunder nor is it aware of any pending  insolvency;  no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

         (c)      All terms and  conditions of the Mortgage Loan  Purchase  Agreement  relating to the  Subsequent  Mortgage  Loans are hereby  ratified and confirmed;  provided,  however,  that in the event of any conflict the provisions of this Agreement  shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

         Section 3.        Recordation of Instrument.  To the extent  permitted by applicable law or a memorandum  thereof if permitted under  applicable law, this Agreement is subject to recordation in all appropriate  public offices for real property  records in all of the counties or other  comparable  jurisdictions in which any or all of the properties  subject to the related  Mortgages are situated, and in any  other  appropriate  public  recording  office  or  elsewhere,  such  recordation  to be  effected  by the  Servicer  at the
Noteholders’  expense on direction of the Noteholders of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes or the  Enhancer,  but only when  accompanied  by an Opinion of Counsel to the effect that such  recordation  materially  and beneficially  affects the  interests of the  Noteholders  or the Enhancer or is necessary  for the  administration  or servicing of the
Subsequent Mortgage Loans.

         Section 4.        GOVERNING  LAW. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK AND
THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 5.        Counterparts.  This Agreement may be executed in  counterparts,  each of which,  when so executed,  shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                                     [__________________________________],
                                                      as Seller

                                                     By:_________________________________________________
                                                        Name:
                                                        Title:

                                                     GMACM HOME EQUITY LOAN TRUST
                                                     2007-HE1, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:_________________________________________________
                                                        Name:
                                                        Title:

                                                     GMAC MORTGAGE, LLC,
                                                        as Servicer

                                                     By:_________________________________________________
                                                        Name:
                                                        Title:

                                                              Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Seller’s Officer’s Certificate.
D.       Seller’s Officer’s Certificate (confirmation of Enhancer approval).

                                                 GMACM HOME EQUITY LOAN TRUST 2007-HE1

                                         ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                          ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing Date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                ______months
       2.     Minimum Loan Rate:                                                              ______%
       3.     Maximum Loan Rate:                                                              ______%
       4.     WAC of all Subsequent Mortgage Loans:                                           ______%
       5.     WAM of all Subsequent Mortgage Loans:                                           ______%
       6.     Largest Principal Balance:                                                     $______
       7.     Non-owner occupied Mortgaged Properties:                                        ______%
       8.     California zip code concentrations:                                             ______% and ______%
       9.     Condominiums:                                                                   ______%
       10.    Single-family:                                                                  ______%
       11.    Weighted average term since origination:                                        ______%
       12.    Principal balance of Subsequent Mortgage Loans with respect to which the       $______
              Mortgagor is an employee of GMACM or an affiliate of GMACM:
       13.    Number of Subsequent Mortgage Loans with respect to which the Mortgagor is an   ______
              employee of GMACM or an affiliate of GMACM:

                                                               EXHIBIT 3

                                                        FORM OF ADDITION NOTICE

DATE:

The Bank of New York Trust Company, N.A.                     Moody’s Investors Service, Inc.
2 North LaSalle Street, Suite 1020                           99 Church Street
Chicago, Illinois 60602                                      New York, New York 10007

MBIA Insurance Corporation                                   Standard & Poor’s, a division of The McGraw-Hill
113 King Street                                              Companies, Inc.
Armonk, New York 10504                                       55 Water Street
Attn:  Insured Portfolio Management -                        New York, New York 10041-0003
       Structured Finance
Re:  GMACM Home Equity Loan Trust 2007-HE1

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                                               Re: GMACM Home Equity Loan Trust 2007-HE1

Ladies and Gentlemen:

         Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of March 29, 2007 (the “Purchase  Agreement”),  among
GMAC  Mortgage,  LLC, as a Seller and Servicer,  Walnut Grove  Mortgage  Loan Trust 2003-A,  as a Seller,  Residential  Asset  Mortgage
Products,  Inc.,  as  Purchaser,  GMACM Home Equity Loan Trust  2007-HE1,  as Issuer and The Bank of New York Trust  Company,  N.A., as
Indenture  Trustee,  the Seller has designated the Subsequent  Mortgage Loans identified on the Mortgage Loan Schedule  attached hereto to be sold to the Issuer on _________________, ________,  with an aggregate Principal Balance of $ ___________.  Capitalized terms not otherwise  defined herein have the meaning set forth in the Appendix A to the indenture dated as of March 29, 2007,  between the Issuer and the Indenture Trustee.

         Please  acknowledge  your  receipt  of this  notice by  countersigning  the  enclosed  copy in the space  indicated  below and returning it to the attention of the undersigned.

                                                     Very truly yours,

                                                     [____________________________],
                                                      as Seller

                                                     By:_________________________________________________
                                                        Name:
                                                        Title:

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK NATIONAL ASSOCIATION,
     as Indenture Trustee

By:_________________________________________________
   Name:
   Title: